UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2010

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 629-4301

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2010, effective September 30, 2010, GAINSCO, INC. (the “Corporation”) entered into the Fourth Amendment to Credit Agreement (“Fourth Amendment”) by and among the Company, National Specialty Lines, Inc., a Florida corporation which is a wholly-owned subsidiary of the Company (“NSL”), and The Frost National Bank, a national banking association (“Frost”). The Fourth Amendment extended the maturity date of the existing credit agreement, as amended (the “Credit Agreement”) to September 29, 2011 and made several other changes to the structure of the Credit Agreement. The material changes are as follows:

•	The loan is now structured as a revolving credit, allowing the Company to obtain advances during the term of the Fourth Amendment, repay advances, and re-borrow.

•	The maximum principal amount of the loan is $5 million.

•	Outstanding borrowings bear interest at 3.25% over the 90 day LIBOR rate.

•

Up to $1.5 million of borrowings may be used to pay a portion of the one-time special dividend which the Company declared on October 28, 2010, and which is payable on November 23, 2010. All other proceeds of advances are to be used to provide working capital to the Company.

•	During the term of the Fourth Amendment, there is a mandatory “rest period” of 30 days during which there will be no outstanding balance.

Consistent with the Credit Agreement, repayment is guaranteed by NSL, and the loan is secured by pledges of all of the outstanding common stock of NSL and of the Company’s insurance subsidiary, MGA Insurance Company, Inc.

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2010, the Corporation announced its financial results for the quarter ended September 30, 2010 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the Corporation and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/s/ Glenn W. Anderson
Glenn W. Anderson, President and Chief Executive Officer

DATED: November 15, 2010

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by GAINSCO, INC. on November 11, 2010.

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